                        EUROPEAN AMERICAN BANK, as Agent


                                                              July 21, 1999

PDK LABS INC.
145 Ricefield Lane
Hauppauge, New York 11788

              Re:  PDK Labs Inc. ("PDK") and Futurebiotics, Inc.
                   (collectively, the "Co-Borrowers")

Gentlemen:

     The undersigned, European American Bank ("EAB"), as agent (in such capacity, the "Agent") for itself, Bank Leumi USA ("Bank Leumi") and National Bank of Canada ("NBC", and, collectively with EAB and Bank Leumi, the "Banks"), has been advised by the Co-Borrowers that G.E. Capital Corp. (the "New Lender") will be engaging in financing of the Co-Borrowers. It is the understanding of the Banks that a portion of the proceeds of said financing will be used to repay the total indebtedness of the Co-Borrowers to the Banks.

     Based on the Banks' books and records, the total amount of "Obligations" (as defined in that certain Credit Agreement, dated as of August 20, 1997, among the Co-Borrowers, the Agent and the Banks (as amended or modified, the "Agreement") due the Banks, in the aggregate, if paid on July 21, 1999, after giving effect to confirmed collections of receivables through July 21, 1999 is $2,732,504.24 (the "Payoff Amount") (allocable to the Banks and to the Agent's attorney, as set forth below) which amount includes (i) all principal, interest, fees, costs, expenses and liquidated damages due to the Banks as of such date in the amount of $2,728,304.24 and (ii) legal fees and expenses of Farrell Fritz, P.C., attorney for the Agent as of such date, in the amount of $4,200.00; provided, however, that if the Payoff Amount is not received by the Banks by 2:00 p.m. on July 21, 1999, per diem interest of $707.09 per day (other than with respect to the payment to Farrell Fritz) shall be due until payment is so received. The Payoff Amount (plus any applicable per diem interest) should be wire transferred to PDK's checking account at EAB, whereupon EAB is authorized to debit such account for an amount equal to the Payoff Amount.

     In consideration of the payment in full of the Co-Borrowers's indebtedness to the Banks and the termination of the Commitments of the Banks, as set forth above, and the agreements of the Co-Borrowers contained herein, each Bank hereby
(i) acknowledges and agrees that payment of the Payoff Amount, if paid on July 21, 1999 in immediately available funds, will constitute payment in full of all of the Co-Borrowers's indebtedness and obligations to the Banks, except as set forth herein, (ii) represents that it has no other credit arrangements with, loans outstanding to, guaranties by, or interests or liens against the Co-Borrowers or the Co-Borrowers' personal

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property, (iii) releases, effective upon receipt of the Payoff Amount, all security interests and liens which the Co-Borrowers may have granted to the Agent for the ratable benefit of the Lenders, (iv) agrees that it will, at the Co-Borrowers' or New Lender's expense, terminate all of its agreements with the Co-Borrowers, and (v) agrees that the Co-Borrowers have no further liabilities or obligations thereunder, except for those which by the terms of the Agreement survive the termination thereof and except as set forth herein.

     The Agent further agrees, at the Co-Borrowers' or the New Lender's expense, to deliver to the Co-Borrowers, upon payment in full of the Payoff Amount, such termination statements, releases, cancellations, discharges or other agreements as may be reasonably requested by the Co-Borrowers or the New Lender in connection with the release of the security interests and liens in favor of the Agent, for the ratable benefit of the Banks (collectively, the "Termination Documents"); provided, however, that the Co-Borrowers or the New Lender shall supply the Agent with the forms of any such Termination Documents (except for the UCC-3 Termination Statements to be prepared by the Agent) to be executed by the Agent.

     Notwithstanding anything to the contrary contained herein, the Agent and the Banks hereby reserve all of their rights with respect to any and all checks or similar instruments for payment of money heretofore received by them in connection with their arrangements with the Co-Borrowers, and all of their rights to any monies due or to become due under said checks or similar instruments and/or all of their claims thereon.

     This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

                                        EUROPEAN AMERICAN BANK, as a
                                        Bank and as Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        NATIONAL BANK OF CANADA, as a Bank

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        BANK LEUMI USA, as a Bank

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
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Acknowledged and Agreed to
this __ day of July, 1999

PDK LABS INC.

By:
   ----------------------------------
Name:
Title:

FUTUREBIOTICS, INC.

By:
   ----------------------------------
Name:
Title: